Impact of Covid19	6 Months Ended
Jun. 30, 2020
Impact of Covid 19 [Abstract]
Impact of Covid19 [text block]

Impact of COVID-19

In this section we provide information on COVID-19 related topics.

Moratoria, Government Assistance and Grants

The following summarizes the impact on the Group of its participation in Moratoria, Government Assistance Programmes as well as ECB Target Longer- term Refinancing Operations related to COVID-19.

Government and Private Sector Debt Moratoria

During the half year, the Group participated in both legislative and non-legislative moratoria schemes primarily in relation to its retail and commercial loan portfolios. Upon granting the moratoria the carrying value of the loan was amended by scheduling out the new expected cash flows and discounting at the original effective interest rate. The difference in the carrying value was taken as a loss to Interest income in Profit and loss. The amount was not material to the Group.

Government Assistance via Guarantees and Sponsored Lending for COVID-19 Impacted Borrowers

After the outbreak of the COVID-19 pandemic, a number of states issued programs offering guarantee schemes for borrowers impacted by COVID-19. The Group has provided approximately € 1.4 billion of loans of which € 0.2 billion qualify for derecognition as these loans meet the pass-through criteria for financial instruments under IFRS 9. These newly originated loans and advances subject to a public guarantee scheme are mainly guaranteed by KfW, a government-owned promotional bank and also via similar loan guarantees offered by the Luxembourg Public Investment Bank and by the Ministry of Economic Affairs and Digital Transformation (MINECO) of Spain.

Impact of ECB Targeted Longer-term Refinancing Operations (TLTRO III)

The Governing Council of the European Central Bank (ECB) decided on a number of modifications to the terms and conditions of its TLTRO III in order to support further the provision of credit to households and firms in the face of the current economic disruption and heightened uncertainty caused by the COVID-19 pandemic. Banks whose eligible net lending exceeds 0 % between March 1, 2020 and March 31, 2021 pay a rate 0.5 % lower than the average deposit facility rate for borrowings between June 24, 2020 and June 23, 2021. This would currently equate to an all-in rate of (1) %. The interest rate outside of this period will be the average interest rate on the deposit facility (currently (0.5) %). The Group has borrowed € 30 billion under the TLTRO III program during June. The Group accounts for the potential reduction in the borrowing rate as government grant under IAS 20. The income from the government grant is presented in net interest income and is recognized when there is reasonable assurance that the Group will receive the grant and will comply with the conditions attached to the grants. No government grant was recorded for amounts borrowed by the Group under the TLTRO III program as of June 30, 2020. Please refer to section "Net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss" for Government grants recognized for amounts borrowed by the Group under the TLTRO II program.

Goodwill and Other Intangible Assets

Goodwill, indefinite and definite life intangible assets are tested for impairment annually in the fourth quarter or more frequently if there are indications that the carrying value may be impaired. Goodwill is tested for impairment purposes on cash-generating unit (CGU) level. Definite life intangible assets are also tested on CGU level as they typically do not generate cash inflows that are largely independent of those from other assets. Indefinite life intangible assets are tested at the individual asset level.

As of June 30, 2020, an assessment was performed to evaluate if there is an indication that impairment existed at that date. This assessment did not result in any indication of impairment of the Group’s goodwill and the retail investment management agreements shown under unamortized intangible assets of the Asset Management CGU.

As part of the assessment, the assumptions and their sensitivities of the annual goodwill impairment test were reviewed and did not indicate an impairment. The assessment of the main input parameters and their sensitivities of the retail investment management agreements indicated that the recoverable amount approximates the carrying amount. Accordingly, management will continue to monitor key assumptions (e.g., assets under management) and their sensitivities on a frequent basis as changes could cause an impairment loss in the future.